SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                         ESB FINANCIAL CORPORATION
        -----------------------------------------------------------

            (Exact name of registrant specified in its charter)




  Pennsylvania                        0-19345                 25-1659846
-----------------------------  ------------------------   ------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification
                                                          Number)



600 Lawrence Avenue
Ellwood City, Pennsylvania                                        16117
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(Address of principal executive offices)                       (Zip Code)











                             (724) 758-5584
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            (Registrant's telephone number, including area code)

ESB Financial Corporation
Form 8-K
Page 2

Item 5.   Other Events

       The information to be reported herein is incorporated by reference from the press release, dated June 16, 1999, filed as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

                (a)   Not applicable.

                (b)   Not applicable.

                (c)   Exhibits.

                      99   Press release dated June 16, 1999.

ESB Financial Corporation
Form 8-K
Page 3

                                SIGNATURES
                                ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ESB Financial Corporation
                                         ---------------------------
                                                (Registrant)



Date: June 16, 1999              By:/s/ Charlotte A. Zuschlag
      -------------                 --------------------------------
                                    Charlotte A. Zuschlag
                                    President & Chief Executive Officer
                                    (Principal Executive Officer)